Summary Prospectus	May 1, 2020

Share class (Symbol): A (SOPAX), C (SBPLX), FI (LBRIX), R (LMMRX), I (SOPYX), IS (LCBEX), 1 (LCBOX)

CLEARBRIDGE

DIVIDEND STRATEGY FUND

Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. You can find the fund's Prospectus and other information about the fund, including the fund's statement of additional information and shareholder reports, online at www.leggmason.com/mutualfundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund's Prospectus and statement of additional information, each dated May 1, 2020 (as may be amended or supplemented from time to time), and the independent registered public accounting firm's report and financial statements in the fund's annual report to shareholders, dated December 31, 2019, are incorporated by reference into this Summary Prospectus.

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund's shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically ("e-delivery"), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926. You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721- 1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENTPRODUCTS:NOTFDICINSURED•NOBANKGUARANTEE•MAYLOSEVALUE

Investment objective

The fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds distributed through Legg Mason Investor Services, LLC ("LMIS"), the fund's distributor. More information about these and other discounts is available from your Service Agent, in the fund's Prospectus on page 21 under the heading "Sales charges," in the appendix titled "Appendix: Waivers and Discounts Available from Certain Service Agents" on page A-1 of the fund's Prospectus and in the fund's Statement of Additional Information ("SAI") on page 72 under the heading "Sales Charge Waivers and Reductions for Class A and Class A2 Shares." "Service Agents" include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

Class 1 shares of the fund are not available for purchases or incoming exchanges.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

2ClearBridge Dividend Strategy Fund

Shareholder fees

(fees paid directly from your investment)

	Class A	Class C	Class FI	Class R	Class I	Class IS	Class 1

Maximum sales charge (load)	5.751,2	None	None	None	None	None	None
imposed on purchases (as a % of
offering price)

Maximum deferred sales charge	None4	1.00	None	None	None	None	None

(load) (as a % of the lower of net
asset value at purchase or
redemption)3

Small account fee5	$15	$15	None	None	None	None	$15

Annual fund operating expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class FI	Class R	Class I	Class IS	Class 1

Management fees	0.65	0.65	0.65	0.65	0.65	0.65	0.65

Distribution and/or service (12b-1)	0.25	1.00	0.25	0.50	None	None	None
fees

Other expenses	0.14	0.10	0.09	0.21	0.08	0.02	0.11

Acquired fund fees and expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01

Total annual fund operating	1.05	1.76	1.00	1.37	0.74	0.68	0.77
expenses6

1The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record ("LMIS Accounts").

2Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see "Sales charges" in the Prospectus.

3Maximum deferred sales charge (load) may be reduced over time.

4You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

5If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

6Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund's Prospectus and in the fund's shareholder reports, which reflect the fund's operating expenses and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•You invest $10,000 in the fund for the time periods indicated

•Your investment has a 5% return each year and the fund's operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

ClearBridge Dividend Strategy Fund 3

• You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)

	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	676	890	1,121	1,783
Class C (with redemption at end of period)	279	555	955	2,075
Class C (without redemption at end of period)	179	555	955	2,075
Class FI (with or without redemption at end of period)	102	318	552	1,224
Class R (with or without redemption at end of period)	139	434	750	1,647
Class I (with or without redemption at end of period)	76	237	412	919
Class IS (with or without redemption at end of period)	69	217	378	846
Class 1 (with or without redemption at end of period)	79	246	428	955

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time. This policy includes companies that the subadviser expects to initiate dividend payments within the next 12 to 24 months.

The fund invests primarily in common stocks. Equity securities in which the fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies ("REITs"), warrants and rights. The fund may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as "multi-national companies") and other foreign issuers with market capitalizations generally of at least $10 billion.

The portfolio managers believe that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. The portfolio managers look for companies that they believe have assets or earnings power that are either unrecognized or undervalued. The portfolio managers typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. The portfolio managers also look for potential for capital appreciation, sound or improving balance sheets and effective management teams that exhibit a desire to earn consistent returns for shareholders. The portfolio managers may also consider the companies' past growth rates, future earnings prospects, technological innovation and recognized industry leadership, as well

4ClearBridge Dividend Strategy Fund

as general market and economic factors. The fund may invest in issuers of any size. The portfolio managers will reassess any company held by the fund that reduces or terminates its dividend payments to determine whether the fund will continue to hold the security.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund's equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company's financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, first detected in China in December 2019, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by

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pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could adversely affect the value and liquidity of the fund's investments, impair the fund's ability to satisfy redemption requests, and negatively impact the fund's performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund's emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Foreign investments risk. The fund's investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund's value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Small and mid-capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and mid-capitalization companies. Small and mid-capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and mid-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Illiquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may

6ClearBridge Dividend Strategy Fund

become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security's issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund's investments involves subjective judgment.

Portfolio management risk. The value of your investment may decrease if the subadviser's judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund's investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

ClearBridge Dividend Strategy Fund 7

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund's performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund's performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (%)

Before taxes
40				25.61						30.92

30
							15.03	19.12

20	12.22		13.51		12.81
		7.14
10

0
						-4.63			-5.16
-10

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
				Calendar Years ended December 31
Best Quarter (03/31/2019): 13.18 Worst Quarter (09/30/2011): (9.67)

Average annual total returns (%)

(for periods ended December 31, 2019)

Class A			10	Since	Inception
	1 year	5 years	years	inception	date
Return before taxes	23.40	8.87	11.45
Return after taxes on distributions	21.29	7.60	10.34
Return after taxes on distributions and sale of fund shares	15.25	6.82	9.14
Other Classes (Return before taxes only)
Class C	28.99	9.40	11.30
Class FI	30.91	10.16	N/A	10.87	05/16/2013
Class R	30.47	9.87	N/A	12.16	02/02/2012
Class I	31.31	10.50	12.46
Class IS	31.34	10.58	N/A	11.64	04/10/2013
Class 1	31.26	10.47	N/A	11.86	04/29/2011

8ClearBridge Dividend Strategy Fund

S&P 500 Index (reflects no deduction for fees, expenses or taxes)1	31.49 11.70 13.56

1For Class FI, Class R, Class IS and Class 1 shares, for the period from the class' inception date to December 31, 2019, the average annual total return of the S&P 500 Index was 12.95%, 14.28%, 13.44% and 12.81%, respectively.

Prior to May 1, 2015, the fund had a different investment objective and followed different investment strategies under the name "ClearBridge Equity Income Fund." Prior to December 7, 2009, the fund followed different investment objectives, investment policies and investment strategies under the name "Legg Mason ClearBridge Capital and Income Fund."

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC ("LMPFA")

Subadviser: ClearBridge Investments, LLC ("ClearBridge")

On February 18, 2020, Franklin Resources, Inc. ("Franklin Resources") and Legg Mason, Inc. ("Legg Mason") announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason's shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated in the latter part of 2020. Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the transaction will result in the automatic termination of the management and subadvisory agreements. Therefore, the fund's Board of Trustees has approved new management and subadvisory agreements that will be presented to the shareholders of the fund for their approval. Additional informational materials will be mailed to shareholders.

Portfolio managers: Primary responsibility for the day-to-day management of the fund lies with the following portfolio managers.

		Portfolio manager of the fund
Portfolio manager	Title	since
	Managing Director and
John Baldi	Portfolio Manager of	2019
	ClearBridge

	Managing Director and
Michael Clarfeld, CFA	Portfolio Manager of	2009
	ClearBridge

ClearBridge Dividend Strategy Fund 9

	Portfolio Manager, a
Scott Glasser	Managing Director and	2017
	Co-Chief Investment
	Officer of ClearBridge

	Managing Director and
Peter Vanderlee, CFA	Portfolio Manager of	2009
	ClearBridge

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund's initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)

	Class A	Class C1	Class FI2	Class R	Class I	Class IS	Class 13
General	1,000/50	1,000/50	N/A	N/A	1 million/	N/A	N/A
None4
Uniform Gifts or Transfers to	1,000/50	1,000/50	N/A	N/A	1 million/	N/A	N/A
Minor Accounts					None4
IRAs	250/50	250/50	N/A	N/A	1 million/	N/A5	N/A
None4,5
SIMPLE IRAs	None/	None/	N/A	N/A	1 million/	N/A	N/A
	None	None			None4
Systematic Investment Plans	50/50	50/50	N/A	N/A	1 million/	N/A6	N/A
None4,6
Clients of Eligible Financial	None/	N/A	None/	None/	None/	None/	N/A
Intermediaries	None		None	None	None7	None7
Eligible Investment Programs	None/	N/A	None/	None/	None/	None/	N/A
	None		None	None	None	None
Retirement Plans with	None/	None/	None/	None/	None/	None/	N/A
omnibus accounts held on the	None	None	None	None	None	None
books of the fund and certain
rollover IRAs
Other Retirement Plans	None/	None/	N/A	N/A	1 million/	N/A	N/A
	None	None			None4
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/	1 million/	N/A
					None	None

1

2

3

4

5

6

Class C shares are not available for purchase through LMIS Accounts. Class FI shares are not available for purchase through LMIS Accounts.    Class 1 shares are not available for purchase or incoming exchanges.  Available to investors investing directly with the fund.

IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the

10ClearBridge Dividend Strategy Fund

table apply. Please contact your Service Agent for more information.

7Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1- 877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund's distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund's related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent's or salesperson's website for more information.

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FD0213SP 05/20